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                                                                    EXHIBIT 99.1

                            [PROXY CARD: FRONT SIDE]

[VOICESTREAM LOGO]
                        VOICESTREAM WIRELESS CORPORATION
                        SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE VOICESTREAM BOARD OF DIRECTORS FOR THE
SPECIAL MEETING OF STOCKHOLDERS ON ________, 2000.

The undersigned hereby appoints John W. Stanton and Alan R. Bender, and each of them acting individually, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the special meeting of VoiceStream stockholders to be held on ________, 2000, at 8:00 a.m., local time, at ________, and at any adjournments thereof.

This proxy will be voted as specified by the undersigned on the reverse side of this card. But if the undersigned gives no directions as to voting, this proxy will be voted (1) FOR approval of the adoption of the Agreement and Plan of
Merger, dated as of July 23, 2000, as amended and restated on September 28,
2000, among Deutsche Telekom AG, VoiceStream Wireless Corporation and a Delaware
corporation formed by Deutsche Telekom and (2) FOR approval of the adoption of the Agreement and Plan of Reorganization, dated as of August 26, 2000, as amended and restated on September 28, 2000, among VoiceStream Wireless
Corporation, Powertel, Inc. and a wholly-owned subsidiary of VoiceStream.
         (CONTINUED AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE)
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                            -FOLD AND DETACH HERE -

                          YOUR VOTE IS VERY IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

1.  MARK, SIGN AND DATE YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED
    ENVELOPE

                                       OR

2.  CALL FREE OF CHARGE, 1-800-____________ ON A TOUCH-TONE TELEPHONE AND FOLLOW
    THE INSTRUCTIONS ON THE REVERSE SIDE.

                                       OR

3.  VOTE BY INTERNET AT OUR INTERNET ADDRESS: HTTP:// ________________

                                  PLEASE VOTE!
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                    [PROXY CARD: FIRST HALF OF REVERSE SIDE]

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
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.                 ----------------------
                                                                                      PLEASE MARK
                                                                                      VOTES AS IN
                                                                                     THIS SAMPLE:
                                                                                          [X]
                                                                                ----------------------

1. Proposal to approve the Agreement and Plan of Merger, dated as of July 23, 2000, as amended and restated on September 28, 2000, among Deutsche Telekom AG, VoiceStream Wireless Corporation and a Delaware corporation formed by Deutsche
Telekom:

              FOR                           AGAINST                         ABSTAIN
              [ ]                             [ ]                             [ ]

2. Proposal to approve the Agreement and Plan of Reorganization, dated as of August 26, 2000, as amended and restated on September 28, 2000, among VoiceStream Wireless Corporation, Powertel, Inc. and a wholly-owned subsidiary of VoiceStream:

              FOR                           AGAINST                         ABSTAIN
              [ ]                             [ ]                             [ ]

In their discretion, the proxies are authorized to act and vote upon such other business as may properly come before the VoiceStream special meeting or any adjournments thereof.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED PROXY RETURN ENVELOPE. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX. BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. HOWEVER, THE PROXY HOLDERS CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS CARD.

Signature(s):  -----------------------------------
                                                                      Dated: ----------, 2000
               -----------------------------------
                                                                      Dated: ----------, 2000

IMPORTANT: Please sign exactly as name or names appear on this proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. When signing as a corporation or a partnership, please sign in the name of the entity by an authorized person.

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
Mark here if your address has changed and       New Address:
provide us with your new address in the
space provided to the right: [ ]
                                                -----------------------------------------------------
                                                -----------------------------------------------------
                                                -----------------------------------------------------
Mark here if you plan to attend the special
meeting: [ ]

PLEASE SIGN THIS PROXY AND RETURN PROMPTLY, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING.
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                           -- FOLD AND DETACH HERE --
                                        2
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                   [PROXY CARD: SECOND HALF OF REVERSE SIDE]

[VOICESTREAM LOGO]

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  VOTE BY TELEPHONE                             VOTE BY INTERNET
  It's fast, convenient and immediate! Call     It's fast, convenient and your vote is
  toll-free on a touch-tone phone.              immediately confirmed and posted.
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  FOLLOW THESE FOUR EASY STEPS:                 FOLLOW THESE FOUR EASY STEPS:
  1.  Read the accompanying proxy               1.  Read the accompanying proxy
      statement/prospectus and proxy card.          statement/prospectus and proxy card.
  2.  Call the toll-free number                 2.  Go to the website http://www.__________
      1-800-___-____. Stockholders              3.  Enter your Control Number located on
      residing outside the United States            your proxy card above your name.
      can call collect on a touch-tone phone    4.  Follow the instructions provided.
      at 1-___-___-____.
      There is NO CHARGE for this call.
  3.  Enter your Control Number located on
      your proxy card above your name.
  4.  Follow the recorded instructions.
          YOUR VOTE IS IMPORTANT.                         YOUR VOTE IS IMPORTANT.
        Call 1-800-___-____ anytime.                Go to http://www.__________ anytime.
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 IF YOU ARE VOTING BY TELEPHONE OR INTERNET, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.
                                   THANK YOU FOR VOTING!
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